 8-K 1 calypso8k052209.htm CALYPSO WIRELESS, INC. FORM 8-K DATE OF REPORT MAY 22, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 22, 2009

COMMISSION FILE NO.: 1-08497

CALYPSO WIRELESS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	13-5671924
(STATE OR OTHER JURISDICTION IDENTIFICATION NO.)	(IRS EMPLOYER OF INCORPORATION)

21 WATERWAY AVE., SUITE 300, THE WOODLANDS, TEXAS, 77380
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(281) 362-2887
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 3, 2009, Kathy Daic resigned from the Board of Directors, leaving a vacancy on the Board of Directors of Calypso Wireless, Inc. (the Company). Mrs. Daic did not provide any reasons to the Company for her resignation. The Articles of Incorporation of the Company and its Bylaws allow a majority of the remaining Board to appoint a replacement Director to serve until the next Election of Directors. Subsequently, and in accordance therewith, the Board of Directors appointed David H. Williams as a director on April 29, 2009 and Mr. Williams accepted the position of Director on May 6, 2009.

Mr. Williams is a shareholder of Calypso Wireless stock and is an Independent Director as defined by the SEC and will serve on the Board's Audit and Compensation Committee as well as on the Governance and Nominating Committee.

David Williams� biographical information is described below:

David Williams, age 58

Mr. Williams obtained his Bachelors and Masters Degree in Engineering and Management from Stanford University in 1974. Subsequently he worked in management on the construction of the Alaska Pipeline and The Natural Gas Liquification Project in Saudi Arabia. Since 1979, Mr. Williams has owned and operated his own companies in California and currently owns/operates 3 Companies; D.H. Williams Construction, Inc. Smart Energy Solutions, Inc and Del Oeste Builders, Inc. In the late 1990's, Mr. Williams was a Director of Gateway USA, Inc, a publicly traded, non-reporting telecommunications company specializing in international long distance phone service through its worldwide ring-back switches and utilizing its proprietary least-cost-routing technology. Mr. Williams was also the head of the Governance Committee of Gateway's Board of Directors during that time.

Dispute with Management

Mr. Williams filed a lawsuit against the company on March 7, 2008 seeking a court order that the Company have an annual meeting and election of Directors in accordance with Delaware law. The Delaware Court of Chancery subsequently issued an order upon the Company on September 3, 2008 requiring a meeting and election within 45 days. The Company had been advised by its counsel that it must first comply with the requirements of the SEC rules 14a-3(b) or 14c-3(a). Believing these rules are a prerequisite to a meeting and being unable to comply, the company has not yet responded to the court order.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Calypso Wireless, Inc.

/s/ David H. Williams
David H. Williams
Director

May 22, 2009